Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2023
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2023 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2023 Q3		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2023	2023	2023	2022	2022	2023	2022			2023 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2023	2022	2022
Income Statement
Net interest income	$7,423	$7,113	$7,186	$7,197	$7,003	4%	6%	$21,722	$19,917	9%
Non-interest income	1,943	1,899	1,717	1,843	1,802	2	8	5,559	5,293	5
Total net revenue(1)	9,366	9,012	8,903	9,040	8,805	4	6	27,281	25,210	8
Provision for credit losses	2,284	2,490	2,795	2,416	1,669	(8)	37	7,569	3,431	121
Non-interest expense:
Marketing	972	886	897	1,118	978	10	(1)	2,755	2,899	(5)
Operating expense	3,888	3,908	4,048	3,962	3,971	(1)	(2)	11,844	11,184	6
Total non-interest expense	4,860	4,794	4,945	5,080	4,949	1	(2)	14,599	14,083	4
Income from continuing operations before income taxes	2,222	1,728	1,163	1,544	2,187	29	2	5,113	7,696	(34)
Income tax provision	432	297	203	312	493	45	(12)	932	1,568	(41)
Net income	1,790	1,431	960	1,232	1,694	25	6	4,181	6,128	(32)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(23)	(16)	(14)	(21)	22	33	(67)	(74)	(9)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(171)	(171)	—
Net income available to common stockholders	$1,705	$1,351	$887	$1,161	$1,616	26	6	$3,943	$5,883	(33)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$4.46	$3.53	$2.32	$3.03	$4.21	26%	6%	$10.31	$14.90	(31)%
Diluted earnings per common share:(2)
Net income per diluted common share	$4.45	$3.52	$2.31	$3.03	$4.20	26%	6%	$10.28	$14.84	(31)%
Weighted-average common shares outstanding (in millions):
Basic	382.5	382.8	382.6	382.6	383.4	—	—	382.7	394.9	(3)%
Diluted	383.3	383.7	383.8	383.7	384.6	—	—	383.6	396.4	(3)
Common shares outstanding (period-end, in millions)	381.0	381.4	382.0	381.3	382.0	—	—	381.0	382.0	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.80	$1.80	—
Tangible book value per common share (period-end)(3)	87.97	90.07	90.86	86.11	81.38	(2)%	8%	87.97	81.38	8

						2023 Q3		Nine Months Ended September 30,
(Dollars in millions)	2023	2023	2023	2022	2022	2023	2022			2023 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2023	2022	2022
Balance Sheet (Period-End)
Loans held for investment	$314,780	$311,323	$308,836	$312,331	$303,943	1%	4%	$314,780	$303,943	4%
Interest-earning assets	445,428	441,250	445,166	427,248	415,262	1	7	445,428	415,262	7
Total assets	471,435	467,800	471,660	455,249	444,232	1	6	471,435	444,232	6
Interest-bearing deposits	317,217	314,393	318,641	300,789	282,802	1	12	317,217	282,802	12
Total deposits	346,011	343,705	349,827	332,992	317,193	1	9	346,011	317,193	9
Borrowings	49,247	50,258	48,777	48,715	54,607	(2)	(10)	49,247	54,607	(10)
Common equity	48,823	49,713	49,807	47,737	46,015	(2)	6	48,823	46,015	6
Total stockholders’ equity	53,668	54,559	54,653	52,582	50,861	(2)	6	53,668	50,861	6
Balance Sheet (Average Balances)
Loans held for investment	$312,759	$309,655	$307,756	$306,881	$300,186	1%	4%	$310,075	$287,304	8%
Interest-earning assets	443,532	439,139	435,199	421,051	412,171	1	8	439,321	401,793	9
Total assets	469,860	466,652	462,324	449,659	447,088	1	5	466,279	437,523	7
Interest-bearing deposits	316,032	313,207	308,788	292,793	275,900	1	15	312,702	271,957	15
Total deposits	345,013	343,678	340,123	326,558	311,928	—	11	342,956	309,168	11
Borrowings	49,736	48,468	48,016	49,747	58,628	3	(15)	48,746	51,431	(5)
Common equity	50,166	50,511	49,927	47,594	49,696	(1)	1	50,202	51,184	(2)
Total stockholders’ equity	55,012	55,357	54,773	52,439	54,541	(1)	1	55,048	56,030	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2023 Q3				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2023	2023	2023	2022	2022	2023		2022				2023 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2023	2022	2022
Performance Metrics
Net interest income growth (period over period)	4%	(1)%	—	3%	7%	**		**		9%	12%	**
Non-interest income growth (period over period)	2	11	(7)%	2	5	**		**		5	15	**
Total net revenue growth (period over period)	4	1	(2)	3	7	**		**		8	13	**
Total net revenue margin(4)	8.45	8.21	8.18	8.59	8.55	24	bps	(10)	bps	8.28	8.37	(9)	bps
Net interest margin(5)	6.69	6.48	6.60	6.84	6.80	21		(11)		6.59	6.61	(2)
Return on average assets	1.52	1.23	0.83	1.10	1.52	29		—		1.20	1.87	(67)
Return on average tangible assets(6)	1.58	1.27	0.86	1.13	1.57	31		1		1.24	1.93	(69)
Return on average common equity(7)	13.59	10.70	7.11	9.76	13.01	289		58		10.47	15.33	(486)
Return on average tangible common equity(8)	19.59	15.30	10.15	14.22	18.59	429		100		15.01	21.62	(661)
Efficiency ratio(9)	51.89	53.20	55.54	56.19	56.21	(131)		(432)		53.51	55.86	(235)
Operating efficiency ratio(10)	41.51	43.36	45.47	43.83	45.10	(185)		(359)		43.41	44.36	(95)
Effective income tax rate for continuing operations	19.4	17.2	17.5	20.2	22.5	220		(310)		18.2	20.4	(220)
Employees (period-end, in thousands)	54.2	55.6	56.1	56.0	55.1	(3)%		(2)%		54.2	55.1	(2)%
Credit Quality Metrics
Allowance for credit losses	$14,955	$14,646	$14,318	$13,240	$12,209	2%		22%		$14,955	$12,209	22%
Allowance coverage ratio	4.75%	4.70%	4.64%	4.24%	4.02%	5	bps	73	bps	4.75%	4.02%	73	bps
Net charge-offs	$1,999	$2,185	$1,697	$1,430	$931	(9)%		115%		$5,881	$2,543	131%
Net charge-off rate(11)	2.56%	2.82%	2.21%	1.86%	1.24%	(26)	bps	132	bps	2.53%	1.18%	135	bps
30+ day performing delinquency rate	3.42	3.08	2.88	2.96	2.58	34		84		3.42	2.58	84
30+ day delinquency rate	3.71	3.36	3.09	3.21	2.78	35		93		3.71	2.78	93
Capital Ratios(12)
Common equity Tier 1 capital	13.0%	12.7%	12.5%	12.5%	12.2%	30	bps	80	bps	13.0%	12.2%	80	bps
Tier 1 capital	14.3	14.0	13.9	13.9	13.6	30		70		14.3	13.6	70
Total capital	16.2	16.0	15.9	15.8	15.7	20		50		16.2	15.7	50
Tier 1 leverage	11.2	11.0	10.9	11.1	11.0	20		20		11.2	11.0	20
Tangible common equity (“TCE”)(13)	7.3	7.6	7.6	7.5	7.2	(30)		10		7.3	7.2	10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2023 Q3		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2023	2023	2023	2022	2022	2023	2022			2023 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2023	2022	2022
Interest income:
Loans, including loans held for sale	$9,696	$9,057	$8,723	$8,360	$7,578	7%	28%	$27,476	$20,550	34%
Investment securities	627	639	615	548	499	(2)	26	1,881	1,336	41
Other	550	470	416	250	123	17	**	1,436	193	**
Total interest income	10,873	10,166	9,754	9,158	8,200	7	33	30,793	22,079	39
Interest expense:
Deposits	2,611	2,277	1,856	1,335	689	15	**	6,744	1,200	**
Securitized debt obligations	249	236	211	170	120	6	108	696	214	**
Senior and subordinated notes	579	528	489	430	319	10	82	1,596	644	148
Other borrowings	11	12	12	26	69	(8)	(84)	35	104	(66)
Total interest expense	3,450	3,053	2,568	1,961	1,197	13	188	9,071	2,162	**
Net interest income	7,423	7,113	7,186	7,197	7,003	4	6	21,722	19,917	9
Provision for credit losses	2,284	2,490	2,795	2,416	1,669	(8)	37	7,569	3,431	121
Net interest income after provision for credit losses	5,139	4,623	4,391	4,781	5,334	11	(4)	14,153	16,486	(14)
Non-interest income:
Interchange fees, net	1,234	1,213	1,139	1,177	1,195	2	3	3,586	3,429	5
Service charges and other customer-related fees	453	411	379	395	415	10	9	1,243	1,230	1
Other	256	275	199	271	192	(7)	33	730	634	15
Total non-interest income	1,943	1,899	1,717	1,843	1,802	2	8	5,559	5,293	5
Non-interest expense:
Salaries and associate benefits	2,274	2,317	2,427	2,266	2,187	(2)	4	7,018	6,159	14
Occupancy and equipment	518	506	508	554	502	2	3	1,532	1,496	2
Marketing	972	886	897	1,118	978	10	(1)	2,755	2,899	(5)
Professional services	295	290	324	481	471	2	(37)	909	1,326	(31)
Communications and data processing	344	344	350	352	349	—	(1)	1,038	1,027	1
Amortization of intangibles	24	22	14	25	17	9	41	60	45	33
Other	433	429	425	284	445	1	(3)	1,287	1,131	14
Total non-interest expense	4,860	4,794	4,945	5,080	4,949	1	(2)	14,599	14,083	4
Income from continuing operations before income taxes	2,222	1,728	1,163	1,544	2,187	29	2	5,113	7,696	(34)
Income tax provision	432	297	203	312	493	45	(12)	932	1,568	(41)
Net income	1,790	1,431	960	1,232	1,694	25	6	4,181	6,128	(32)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(23)	(16)	(14)	(21)	22	33	(67)	(74)	(9)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(171)	(171)	—
Net income available to common stockholders	$1,705	$1,351	$887	$1,161	$1,616	26	6	$3,943	$5,883	(33)

						2023 Q3		Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023	2022			2023 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2023	2022	2022
Basic earnings per common share:(2)
Net income per basic common share	$4.46	$3.53	$2.32	$3.03	$4.21	26%	6%	$10.31	$14.90	(31)%
Diluted earnings per common share:(2)
Net income per diluted common share	$4.45	$3.52	$2.31	$3.03	$4.20	26%	6%	$10.28	$14.84	(31)%
Weighted-average common shares outstanding (in millions):
Basic common shares	382.5	382.8	382.6	382.6	383.4	—	—	382.7	394.9	(3)
Diluted common shares	383.3	383.7	383.8	383.7	384.6	—	—	383.6	396.4	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2023 Q3
	2023	2023	2023	2022	2022	2023	2022
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,620	$3,360	$3,347	$5,193	$3,716	38%	24%
Interest-bearing deposits and other short-term investments	40,249	38,236	43,166	25,663	21,176	5	90
Total cash and cash equivalents	44,869	41,596	46,513	30,856	24,892	8	80
Restricted cash for securitization investors	435	452	460	400	399	(4)	9
Securities available for sale	74,837	78,412	81,925	76,919	75,303	(5)	(1)
Loans held for investment:
Unsecuritized loans held for investment	284,953	280,933	280,093	283,282	277,576	1	3
Loans held in consolidated trusts	29,827	30,390	28,743	29,049	26,367	(2)	13
Total loans held for investment	314,780	311,323	308,836	312,331	303,943	1	4
Allowance for credit losses	(14,955)	(14,646)	(14,318)	(13,240)	(12,209)	2	22
Net loans held for investment	299,825	296,677	294,518	299,091	291,734	1	3
Loans held for sale	742	1,211	363	203	1,729	(39)	(57)
Premises and equipment, net	4,378	4,359	4,365	4,351	4,265	—	3
Interest receivable	2,469	2,297	2,250	2,104	1,853	7	33
Goodwill	15,048	15,060	14,779	14,777	14,771	—	2
Other assets	28,832	27,736	26,487	26,548	29,286	4	(2)
Total assets	$471,435	$467,800	$471,660	$455,249	$444,232	1	6

						2023 Q3
	2023	2023	2023	2022	2022	2023	2022
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$685	$637	$621	$527	$433	8%	58%
Deposits:
Non-interest-bearing deposits	28,794	29,312	31,186	32,203	34,391	(2)	(16)
Interest-bearing deposits	317,217	314,393	318,641	300,789	282,802	1	12
Total deposits	346,011	343,705	349,827	332,992	317,193	1	9
Securitized debt obligations	17,417	17,861	17,813	16,973	15,926	(2)	9
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	522	649	542	883	528	(20)	(1)
Senior and subordinated notes	31,283	31,627	30,398	30,826	30,615	(1)	2
Other borrowings	25	121	24	33	7,538	(79)	(100)
Total other debt	31,830	32,397	30,964	31,742	38,681	(2)	(18)
Other liabilities	21,824	18,641	17,782	20,433	21,138	17	3
Total liabilities	417,767	413,241	417,007	402,667	393,371	1	6

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,334	35,163	34,952	34,725	34,579	—	2
Retained earnings	60,529	59,028	57,898	57,184	56,240	3	8
Accumulated other comprehensive loss	(12,224)	(9,818)	(8,540)	(9,916)	(10,704)	25	14
Treasury stock, at cost	(29,978)	(29,821)	(29,664)	(29,418)	(29,261)	1	2
Total stockholders’ equity	53,668	54,559	54,653	52,582	50,861	(2)	6
Total liabilities and stockholders’ equity	$471,435	$467,800	$471,660	$455,249	$444,232	1	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $449 million in Q3 2023, $443 million in Q2 2023, $405 million in Q1 2023, $321 million in Q4 2022 and $222 million in Q3 2022 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q3 2023 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q3			2023 Q2			2022 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$313,461	$9,696	12.37%	$310,335	$9,057	11.67%	$300,952	$7,578	10.07%
Investment securities	87,845	627	2.86	89,994	639	2.84	88,666	499	2.25
Cash equivalents and other	42,226	550	5.21	38,810	470	4.84	22,553	123	2.19
Total interest-earning assets	$443,532	$10,873	9.81	$439,139	$10,166	9.26	$412,171	$8,200	7.96
Interest-bearing liabilities:
Interest-bearing deposits	$316,032	$2,611	3.30	$313,207	$2,277	2.91	$275,900	$689	1.00
Securitized debt obligations	17,649	249	5.63	17,771	236	5.31	17,108	120	2.81
Senior and subordinated notes	31,522	579	7.36	30,161	528	7.00	30,962	319	4.13
Other borrowings and liabilities	2,473	11	1.79	2,419	12	1.95	12,296	69	2.20
Total interest-bearing liabilities	$367,676	$3,450	3.75	$363,558	$3,053	3.36	$336,266	$1,197	1.42
Net interest income/spread		$7,423	6.05		$7,113	5.90		$7,003	6.53
Impact of non-interest-bearing funding			0.64			0.58			0.27
Net interest margin			6.69%			6.48%			6.80%

	Nine Months Ended September 30,
	2023			2022
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$310,657	$27,476	11.79%	$289,116	$20,550	9.48%
Investment securities	89,259	1,881	2.81	91,788	1,336	1.94
Cash equivalents and other	39,405	1,436	4.86	20,889	193	1.23
Total interest-earning assets	$439,321	$30,793	9.35	$401,793	$22,079	7.33
Interest-bearing liabilities:
Interest-bearing deposits	$312,702	$6,744	2.88	$271,957	$1,200	0.59
Securitized debt obligations	17,558	696	5.28	15,309	214	1.87
Senior and subordinated notes	30,611	1,596	6.95	28,804	644	2.98
Other borrowings and liabilities	2,410	35	1.94	8,982	104	1.53
Total interest-bearing liabilities	$363,281	$9,071	3.33	$325,052	$2,162	0.89
Net interest income/spread		$21,722	6.02		$19,917	6.44
Impact of non-interest-bearing funding			0.57			0.17
Net interest margin			6.59%			6.61%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2023 Q3		Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023	2022	2023	2022	2023 vs. 2022
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$140,320	$135,975	$130,980	$131,581	$121,279	3%	16%	$140,320	$121,279	16%
International card businesses	6,463	6,516	6,162	6,149	5,634	(1)	15	6,463	5,634	15
Total credit card	146,783	142,491	137,142	137,730	126,913	3	16	146,783	126,913	16
Consumer banking:
Auto	75,456	75,841	76,652	78,373	79,580	(1)	(5)	75,456	79,580	(5)
Retail banking	1,388	1,439	1,499	1,552	1,619	(4)	(14)	1,388	1,619	(14)
Total consumer banking	76,844	77,280	78,151	79,925	81,199	(1)	(5)	76,844	81,199	(5)
Commercial banking:
Commercial and multifamily real estate	35,622	36,041	37,132	37,453	38,225	(1)	(7)	35,622	38,225	(7)
Commercial and industrial	55,531	55,511	56,411	57,223	57,606	—	(4)	55,531	57,606	(4)
Total commercial banking	91,153	91,552	93,543	94,676	95,831	—	(5)	91,153	95,831	(5)
Total loans held for investment	$314,780	$311,323	$308,836	$312,331	$303,943	1	4	$314,780	$303,943	4
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$137,500	$132,505	$128,562	$124,816	$117,467	4%	17%	$132,889	$111,032	20%
International card businesses	6,549	6,257	6,108	5,836	5,890	5	11	6,306	5,902	7
Total credit card	144,049	138,762	134,670	130,652	123,357	4	17	139,195	116,934	19
Consumer banking:
Auto	75,740	76,233	77,465	79,108	79,741	(1)	(5)	76,473	78,659	(3)
Retail banking	1,414	1,465	1,529	1,592	1,598	(3)	(12)	1,469	1,687	(13)
Total consumer banking	77,154	77,698	78,994	80,700	81,339	(1)	(5)	77,942	80,346	(3)
Commercial banking:
Commercial and multifamily real estate	35,964	37,068	37,373	37,848	38,230	(3)	(6)	36,796	36,231	2
Commercial and industrial	55,592	56,127	56,719	57,681	57,260	(1)	(3)	56,142	53,793	4
Total commercial banking	91,556	93,195	94,092	95,529	95,490	(2)	(4)	92,938	90,024	3
Total average loans held for investment	$312,759	$309,655	$307,756	$306,881	$300,186	1	4	$310,075	$287,304	8

						2023 Q3				Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023		2022		2023	2022	2023 vs. 2022
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.40%	4.38%	4.04%	3.22%	2.20%	2	bps	220	bps	4.28%	2.19%	209	bps
International card businesses	4.87	4.98	4.54	4.29	3.30	(11)		157		4.80	3.44	136
Total credit card	4.42	4.41	4.06	3.27	2.25	1		217		4.30	2.26	204
Consumer banking:
Auto	1.77	1.40	1.53	1.66	1.05	37		72		1.57	0.77	80
Retail banking	3.80	3.25	2.97	5.15	3.89	55		(9)		3.33	3.95	(62)
Total consumer banking	1.81	1.43	1.56	1.73	1.10	38		71		1.60	0.84	76
Commercial banking:
Commercial and multifamily real estate	0.27	3.91	0.19	0.05	0.03	(364)		24		1.46	(0.02)	148
Commercial and industrial	0.24	0.11	0.03	0.06	0.06	13		18		0.13	0.15	(2)
Total commercial banking	0.25	1.62	0.09	0.06	0.05	(137)		20		0.66	0.08	58
Total net charge-offs	2.56	2.82	2.21	1.86	1.24	(26)		132		2.53	1.18	135
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.31%	3.74%	3.66%	3.43%	2.97%	57	bps	134	bps	4.31%	2.97%	134	bps
International card businesses	4.43	4.24	4.20	4.03	3.90	19		53		4.43	3.90	53
Total credit card	4.32	3.77	3.68	3.46	3.01	55		131		4.32	3.01	131
Consumer banking:
Auto	5.64	5.38	5.00	5.62	4.85	26		79		5.64	4.85	79
Retail banking	1.07	1.19	0.56	1.02	0.84	(12)		23		1.07	0.84	23
Total consumer banking	5.55	5.30	4.92	5.53	4.77	25		78		5.55	4.77	78
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.14%	0.16%	0.12%	0.14%	0.14%	(2)	bps	—		0.14%	0.14%	—
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.85	0.77	0.67	0.76	0.60	8		25	bps	0.85	0.60	25	bps
Retail banking	3.28	2.99	2.94	2.49	2.62	29		66		3.28	2.62	66
Total consumer banking	0.89	0.82	0.72	0.79	0.64	7		25		0.89	0.64	25
Commercial banking:
Commercial and multifamily real estate	1.29	1.15	0.90	0.72	0.64	14		65		1.29	0.64	65
Commercial and industrial	0.65	0.71	0.72	0.75	0.53	(6)		12		0.65	0.53	12
Total commercial banking	0.90	0.89	0.79	0.74	0.57	1		33		0.90	0.57	33
Total nonperforming loans	0.48	0.47	0.42	0.43	0.35	1		13		0.48	0.35	13
Total nonperforming assets	0.50	0.48	0.44	0.45	0.37	2		13		0.50	0.37	13

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2023	$10,576	$400	$10,976	$2,150	$35	$2,185	$1,485	$14,646
Charge-offs	(1,811)	(114)	(1,925)	(579)	(17)	(596)	(60)	(2,581)
Recoveries	299	34	333	244	3	247	2	582
Net charge-offs	(1,512)	(80)	(1,592)	(335)	(14)	(349)	(58)	(1,999)
Provision for credit losses	1,861	92	1,953	198	15	213	155	2,321
Allowance build (release) for credit losses	349	12	361	(137)	1	(136)	97	322
Other changes(5)	—	(13)	(13)	—	—	—	—	(13)
Balance as of September 30, 2023	10,925	399	11,324	2,013	36	2,049	1,582	14,955
Reserve for unfunded lending commitments:
Balance as of June 30, 2023	—	—	—	—	—	—	197	197
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(39)	(39)
Balance as of September 30, 2023	—	—	—	—	—	—	158	158
Combined allowance and reserve as of September 30, 2023	$10,925	$399	$11,324	$2,013	$36	$2,049	$1,740	$15,113

	Nine Months Ended September 30, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,458	$13,240
Cumulative effects of accounting standards adoption(6)	(40)	(23)	(63)	—	—	—	—	(63)
Balance as of January 1, 2023	9,125	357	9,482	2,187	50	2,237	1,458	13,177
Charge-offs	(5,156)	(325)	(5,481)	(1,602)	(51)	(1,653)	(462)	(7,596)
Recoveries	894	98	992	704	14	718	5	1,715
Net charge-offs	(4,262)	(227)	(4,489)	(898)	(37)	(935)	(457)	(5,881)
Provision for credit losses	6,030	268	6,298	724	23	747	581	7,626
Allowance build (release) for credit losses	1,768	41	1,809	(174)	(14)	(188)	124	1,745
Other changes(5)	32	1	33	—	—	—	—	33
Balance as of September 30, 2023	10,925	399	11,324	2,013	36	2,049	1,582	14,955
Reserve for unfunded lending commitments:
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(60)	(60)
Balance as of September 30, 2023	—	—	—	—	—	—	158	158
Combined allowance and reserve as of September 30, 2023	$10,925	$399	$11,324	$2,013	$36	$2,049	$1,740	$15,113

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2023					Nine Months Ended September 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$5,114	$2,133	$621	$(445)	$7,423	$14,498	$6,762	$1,901	$(1,439)	$21,722
Non-interest income (loss)	1,513	142	288	—	1,943	4,375	426	757	1	5,559
Total net revenue (loss)	6,627	2,275	909	(445)	9,366	18,873	7,188	2,658	(1,438)	27,281
Provision for credit losses	1,953	213	116	2	2,284	6,298	747	521	3	7,569
Non-interest expense	3,015	1,262	512	71	4,860	9,073	3,776	1,524	226	14,599
Income (loss) from continuing operations before income taxes	1,659	800	281	(518)	2,222	3,502	2,665	613	(1,667)	5,113
Income tax provision (benefit)	393	189	67	(217)	432	830	629	145	(672)	932
Income (loss) from continuing operations, net of tax	$1,266	$611	$214	$(301)	$1,790	$2,672	$2,036	$468	$(995)	$4,181

	Three Months Ended June 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,727	$2,269	$632	$(515)	$7,113
Non-interest income (loss)	1,499	149	257	(6)	1,899
Total net revenue (loss)	6,226	2,418	889	(521)	9,012
Provision for credit losses	2,084	259	146	1	2,490
Non-interest expense	3,020	1,231	482	61	4,794
Income (loss) from continuing operations before income taxes	1,122	928	261	(583)	1,728
Income tax provision (benefit)	265	219	61	(248)	297
Income (loss) from continuing operations, net of tax	$857	$709	$200	$(335)	$1,431

	Three Months Ended September 30, 2022					Nine Months Ended September 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,313	$2,311	$699	$(320)	$7,003	$12,051	$6,571	$1,941	$(646)	$19,917
Non-interest income (loss)	1,454	129	319	(100)	1,802	4,322	330	868	(227)	5,293
Total net revenue (loss)	5,767	2,440	1,018	(420)	8,805	16,373	6,901	2,809	(873)	25,210
Provision (benefit) for credit losses	1,261	285	123	—	1,669	2,387	696	353	(5)	3,431
Non-interest expense	3,004	1,340	542	63	4,949	8,558	3,862	1,515	148	14,083
Income (loss) from continuing operations before income taxes	1,502	815	353	(483)	2,187	5,428	2,343	941	(1,016)	7,696
Income tax provision (benefit)	356	193	83	(139)	493	1,291	555	223	(501)	1,568
Income (loss) from continuing operations, net of tax	$1,146	$622	$270	$(344)	$1,694	$4,137	$1,788	$718	$(515)	$6,128

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2023 Q3 vs.				Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2023	2022	2022
Credit Card
Earnings:
Net interest income	$5,114	$4,727	$4,657	$4,533	$4,313	8%		19%		$14,498	$12,051	20%
Non-interest income	1,513	1,499	1,363	1,449	1,454	1		4		4,375	4,322	1
Total net revenue	6,627	6,226	6,020	5,982	5,767	6		15		18,873	16,373	15
Provision for credit losses	1,953	2,084	2,261	1,878	1,261	(6)		55		6,298	2,387	164
Non-interest expense	3,015	3,020	3,038	3,069	3,004	—		—		9,073	8,558	6
Income from continuing operations before income taxes	1,659	1,122	721	1,035	1,502	48		10		3,502	5,428	(35)
Income tax provision	393	265	172	245	356	48		10		830	1,291	(36)
Income from continuing operations, net of tax	$1,266	$857	$549	$790	$1,146	48		10		$2,672	$4,137	(35)
Selected performance metrics:
Period-end loans held for investment	$146,783	$142,491	$137,142	$137,730	$126,913	3		16		$146,783	$126,913	16
Average loans held for investment	144,049	138,762	134,670	130,652	123,357	4		17		139,195	116,934	19
Average yield on loans outstanding(1)	19.02%	18.17%	17.98%	17.69%	16.74%	85	bps	228	bps	18.40%	15.67%	273	bps
Total net revenue margin(8)	18.40	17.95	17.88	18.32	18.70	45		(30)		18.08	18.53	(45)
Net charge-off rate	4.42	4.41	4.06	3.27	2.25	1		217		4.30	2.26	204
30+ day performing delinquency rate	4.32	3.77	3.68	3.46	3.01	55		131		4.32	3.01	131
30+ day delinquency rate	4.32	3.77	3.69	3.46	3.02	55		130		4.32	3.02	130
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(9)	$158,640	$157,937	$141,658	$155,633	$149,497	—		6%		$458,235	$431,650	6%

						2023 Q3 vs.				Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2023	2022	2022
Domestic Card
Earnings:
Net interest income	$4,827	$4,453	$4,390	$4,280	$4,065	8%		19%		$13,670	$11,336	21%
Non-interest income	1,445	1,431	1,298	1,392	1,383	1		4		4,174	3,971	5
Total net revenue	6,272	5,884	5,688	5,672	5,448	7		15		17,844	15,307	17
Provision for credit losses	1,861	1,995	2,174	1,800	1,167	(7)		59		6,030	2,220	172
Non-interest expense	2,810	2,805	2,847	2,866	2,803	—		—		8,462	7,961	6
Income from continuing operations before income taxes	1,601	1,084	667	1,006	1,478	48		8		3,352	5,126	(35)
Income tax provision	378	256	157	238	351	48		8		791	1,215	(35)
Income from continuing operations, net of tax	$1,223	$828	$510	$768	$1,127	48		9		$2,561	$3,911	(35)
Selected performance metrics:
Period-end loans held for investment	$140,320	$135,975	$130,980	$131,581	$121,279	3		16		$140,320	$121,279	16
Average loans held for investment	137,500	132,505	128,562	124,816	117,467	4		17		132,889	111,032	20
Average yield on loans outstanding(1)	18.96%	18.07%	17.88%	17.58%	16.61%	89	bps	235	bps	18.31%	15.51%	280	bps
Total net revenue margin(8)	18.24	17.76	17.70	18.18	18.55	48		(31)		17.90	18.33	(43)
Net charge-off rate(2)	4.40	4.38	4.04	3.22	2.20	2		220		4.28	2.19	209
30+ day performing delinquency rate	4.31	3.74	3.66	3.43	2.97	57		134		4.31	2.97	134
Purchase volume(9)	$154,880	$154,184	$138,310	$151,995	$145,805	—		6%		$447,374	$416,757	7%
Refreshed FICO scores:(10)
Greater than 660	69%	69%	68%	69%	70%	—		(1)		69%	70%	(1)
660 or below	31	31	32	31	30	—		1		31	30	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2023 Q3 vs.				Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2023	2022	2022
Consumer Banking
Earnings:
Net interest income	$2,133	$2,269	$2,360	$2,394	$2,311	(6)%		(8)%		$6,762	$6,571	3%
Non-interest income	142	149	135	139	129	(5)		10		426	330	29
Total net revenue	2,275	2,418	2,495	2,533	2,440	(6)		(7)		7,188	6,901	4
Provision for credit losses	213	259	275	477	285	(18)		(25)		747	696	7
Non-interest expense	1,262	1,231	1,283	1,450	1,340	3		(6)		3,776	3,862	(2)
Income from continuing operations before income taxes	800	928	937	606	815	(14)		(2)		2,665	2,343	14
Income tax provision	189	219	221	144	193	(14)		(2)		629	555	13
Income from continuing operations, net of tax	$611	$709	$716	$462	$622	(14)		(2)		$2,036	$1,788	14
Selected performance metrics:
Period-end loans held for investment	$76,844	$77,280	$78,151	$79,925	$81,199	(1)		(5)		$76,844	$81,199	(5)
Average loans held for investment	77,154	77,698	78,994	80,700	81,339	(1)		(5)		77,942	80,346	(3)
Average yield on loans held for investment(1)	7.97%	7.65%	7.40%	7.31%	7.20%	32	bps	77	bps	7.67%	7.15%	52	bps
Auto loan originations	$7,452	$7,160	$6,211	$6,635	$8,289	4%		(10)%		$20,823	$30,330	(31)%
Period-end deposits	290,789	286,174	291,163	270,592	256,661	2		13		290,789	256,661	13
Average deposits	287,457	285,647	278,772	262,844	255,843	1		12		283,991	255,150	11
Average deposits interest rate	2.85%	2.46%	1.96%	1.42%	0.79%	39	bps	206	bps	2.43%	0.49%	194	bps
Net charge-off rate	1.81	1.43	1.56	1.73	1.10	38		71		1.60	0.84	76
30+ day performing delinquency rate	5.55	5.30	4.92	5.53	4.77	25		78		5.55	4.77	78
30+ day delinquency rate	6.27	5.95	5.46	6.18	5.28	32		99		6.27	5.28	99
Nonperforming loan rate(3)	0.89	0.82	0.72	0.79	0.64	7		25		0.89	0.64	25
Nonperforming asset rate(4)	0.96	0.88	0.78	0.87	0.71	8		25		0.96	0.71	25
Auto—At origination FICO scores:(11)
Greater than 660	52%	52%	52%	53%	52%	—		—		52%	52%	—
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	28	28	28	27	28	—		—		28	28	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2023 Q3 vs.				Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2023	2022	2022
Commercial Banking
Earnings:
Net interest income(12)	$621	$632	$648	$520	$699	(2)%		(11)%		$1,901	$1,941	(2)%
Non-interest income	288	257	212	261	319	12		(10)		757	868	(13)
Total net revenue(7)	909	889	860	781	1,018	2		(11)		2,658	2,809	(5)
Provision for credit losses	116	146	259	62	123	(21)		(6)		521	353	48
Non-interest expense	512	482	530	555	542	6		(6)		1,524	1,515	1
Income from continuing operations before income taxes	281	261	71	164	353	8		(20)		613	941	(35)
Income tax provision	67	61	17	39	83	10		(19)		145	223	(35)
Income from continuing operations, net of tax	$214	$200	$54	$125	$270	7		(21)		$468	$718	(35)
Selected performance metrics:
Period-end loans held for investment(13)	$91,153	$91,552	$93,543	$94,676	$95,831	—		(5)		$91,153	$95,831	(5)
Average loans held for investment	91,556	93,195	94,092	95,529	95,490	(2)		(4)		92,938	90,024	3
Average yield on loans held for investment(1)(7)	7.16%	6.75%	6.31%	5.63%	4.40%	41	bps	276	bps	6.73%	3.44%	329	bps
Period-end deposits	$36,035	$36,793	$38,380	$40,808	$41,058	(2)%		(12)%		$36,035	$41,058	(12)%
Average deposits	37,279	37,960	39,941	42,779	39,799	(2)		(6)		38,383	41,762	(8)
Average deposits interest rate	2.93%	2.68%	2.34%	1.80%	0.83%	25	bps	210	bps	2.65%	0.37%	228	bps
Net charge-off rate	0.25	1.62	0.09	0.06	0.05	(137)		20		0.66	0.08	58
Nonperforming loan rate(3)	0.90	0.89	0.79	0.74	0.57	1		33		0.90	0.57	33
Nonperforming asset rate(4)	0.90	0.89	0.79	0.74	0.57	1		33		0.90	0.57	33
Risk category:(14)
Noncriticized	$82,968	$84,583	$85,964	$87,620	$89,559	(2)%		(7)%		$82,968	$89,559	(7)%
Criticized performing	7,363	6,158	6,839	6,355	5,722	20		29		7,363	5,722	29
Criticized nonperforming	822	811	740	701	550	1		49		822	550	49
Total commercial banking loans held for investment	$91,153	$91,552	$93,543	$94,676	$95,831	—		(5)		$91,153	$95,831	(5)
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	91.02%	92.38%	91.90%	92.55%	93.46%	(136)	bps	(244)	bps	91.02%	93.46%	(244)	bps
Criticized performing	8.08	6.73	7.31	6.71	5.97	135		211		8.08	5.97	211
Criticized nonperforming	0.90	0.89	0.79	0.74	0.57	1		33		0.90	0.57	33
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2023 Q3 vs.		Nine Months Ended September 30,
	2023	2023	2023	2022	2022	2023	2022			2023 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2023	2022	2022
Other
Earnings:
Net interest loss(12)	$(445)	$(515)	$(479)	$(250)	$(320)	(14)%	39%	$(1,439)	$(646)	123%
Non-interest income (loss)	—	(6)	7	(6)	(100)	**	**	1	(227)	**
Total net loss(7)	(445)	(521)	(472)	(256)	(420)	(15)	6	(1,438)	(873)	65
Provision (benefit) for credit losses	2	1	—	(1)	—	100	**	3	(5)	**
Non-interest expense(15)	71	61	94	6	63	16	13	226	148	53
Loss from continuing operations before income taxes	(518)	(583)	(566)	(261)	(483)	(11)	7	(1,667)	(1,016)	64
Income tax benefit	(217)	(248)	(207)	(116)	(139)	(13)	56	(672)	(501)	34
Loss from continuing operations, net of tax	$(301)	$(335)	$(359)	$(145)	$(344)	(10)	(13)	$(995)	$(515)	93
Selected performance metrics:
Period-end deposits	$19,187	$20,738	$20,284	$21,592	$19,474	(7)	(1)	$19,187	$19,474	(1)
Average deposits	20,277	20,071	21,410	20,935	16,286	1	25	20,582	12,256	68
Total
Earnings:
Net interest income	$7,423	$7,113	$7,186	$7,197	$7,003	4%	6%	$21,722	$19,917	9%
Non-interest income	1,943	1,899	1,717	1,843	1,802	2	8	5,559	5,293	5
Total net revenue	9,366	9,012	8,903	9,040	8,805	4	6	27,281	25,210	8
Provision for credit losses	2,284	2,490	2,795	2,416	1,669	(8)	37	7,569	3,431	121
Non-interest expense	4,860	4,794	4,945	5,080	4,949	1	(2)	14,599	14,083	4
Income from continuing operations before income taxes	2,222	1,728	1,163	1,544	2,187	29	2	5,113	7,696	(34)
Income tax provision	432	297	203	312	493	45	(12)	932	1,568	(41)
Income from continuing operations, net of tax	$1,790	$1,431	$960	$1,232	$1,694	25	6	$4,181	$6,128	(32)
Selected performance metrics:
Period-end loans held for investment	$314,780	$311,323	$308,836	$312,331	$303,943	1	4	$314,780	$303,943	4
Average loans held for investment	312,759	309,655	307,756	306,881	300,186	1	4	310,075	287,304	8
Period-end deposits	346,011	343,705	349,827	332,992	317,193	1	9	346,011	317,193	9
Average deposits	345,013	343,678	340,123	326,558	311,928	—	11	342,956	309,168	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In August 2022, in addition to our normal recovery activity, we sold a pool of charged-off loans that resulted in elevated debt sale recovery activity of approximately $33 million, which decreased the Domestic Credit Card net charge-off rate for the third quarter of 2022 by approximately 11 basis points. Excluding the impact, the Domestic Credit Card net charge-off rate would have been 2.31% for the third quarter of 2022.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents the initial allowance for purchased credit-deteriorated loans and foreign currency translation adjustments. The initial allowance of purchased credit-deteriorated loans was $0 million and $32 million for the three and nine months ended September 30, 2023, respectively.
(6)Impact from the adoption of ASU 2022-02, Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(8)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)In the fourth quarter of 2022, an internal funds transfer pricing impact of $176 million decreased net interest income in the Commercial Banking business and increased the Other category, and was therefore neutral to Capital One Financial Corporation.
(13)We reclassified $888 million in commercial office real estate loans from loans held for investment to loans held for sale as of June 30, 2023.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Regulatory Capital Metrics
Common equity excluding AOCI	$62,245	$60,729	$59,546	$59,450	$58,516
Adjustments:
AOCI, net of tax(2)	(9)	31	(3)	(17)	(120)
Goodwill, net of related deferred tax liabilities	(14,797)	(14,813)	(14,538)	(14,540)	(14,537)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(333)	(358)	(371)	(162)	(194)
Common equity Tier 1 capital	$47,106	$45,589	$44,634	$44,731	$43,665
Tier 1 capital	$51,952	$50,434	$49,479	$49,576	$48,510
Total capital(3)	58,844	57,607	56,611	56,714	55,938
Risk-weighted assets	362,945	359,613	356,079	357,920	356,801
Adjusted average assets(4)	464,286	459,732	455,477	444,704	439,479
Capital Ratios
Common equity Tier 1 capital(5)	13.0%	12.7%	12.5%	12.5%	12.2%
Tier 1 capital(6)	14.3	14.0	13.9	13.9	13.6
Total capital(7)	16.2	16.0	15.9	15.8	15.7
Tier 1 leverage(4)	11.2	11.0	10.9	11.1	11.0
TCE(8)	7.3	7.6	7.6	7.5	7.2

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2023	2022	2022	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2023	2022
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,705	$1,351	$887	$1,161	$1,616	$3,943	$5,883
Insurance recoveries and legal reserve activity	—	—	—	(177)	—	—	—
Restructuring charges	—	—	—	72	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,705	1,351	887	1,056	1,616	3,943	5,883
Income tax impacts	—	—	—	25	—	—	—
Adjusted net income available to common stockholders (non-GAAP)	$1,705	$1,351	$887	$1,081	$1,616	$3,943	$5,883

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.3	383.7	383.8	383.7	384.6	383.6	396.4

Diluted EPS (GAAP)	$4.45	$3.52	$2.31	$3.03	$4.20	$10.28	$14.84
Impact of adjustments noted above	—	—	—	(0.21)	—	—	—
Adjusted diluted EPS (non-GAAP)	$4.45	$3.52	$2.31	$2.82	$4.20	$10.28	$14.84

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,860	$4,794	$4,945	$5,080	$4,949	$14,599	$14,083
Insurance recoveries and legal reserve activity	—	—	—	177	—	—	—
Restructuring charges	—	—	—	(72)	—	—	—
Adjusted non-interest expense (non-GAAP)	$4,860	$4,794	$4,945	$5,185	$4,949	$14,599	$14,083

Total net revenue (GAAP)	$9,366	$9,012	$8,903	$9,040	$8,805	$27,281	$25,210

Efficiency ratio (GAAP)	51.89%	53.20%	55.54%	56.19%	56.21%	53.51%	55.86%
Impact of adjustments noted above	—	—	—	117bps	—	—	—
Adjusted efficiency ratio (non-GAAP)	51.89%	53.20%	55.54%	57.36%	56.21%	53.51%	55.86%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,888	$3,908	$4,048	$3,962	$3,971	$11,844	$11,184
Insurance recoveries and legal reserve activity	—	—	—	177	—	—	—
Restructuring charges	—	—	—	(72)	—	—	—
Adjusted operating expense (non-GAAP)	$3,888	$3,908	$4,048	$4,067	$3,971	$11,844	$11,184

	2023	2023	2023	2022	2022	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2023	2022
Total net revenue (GAAP)	$9,366	$9,012	$8,903	$9,040	$8,805	$27,281	$25,210

Operating efficiency ratio (GAAP)	41.51%	43.36%	45.47%	43.83%	45.10%	43.41%	44.36%
Impact of adjustments noted above	—	—	—	116bps	—	—	—
Adjusted operating efficiency ratio (non-GAAP)	41.51%	43.36%	45.47%	44.99%	45.10%	43.41%	44.36%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2023	2022	2022
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Pre- Provision Earnings
Total net revenue	$9,366	$9,012	$8,903	$9,040	$8,805
Non-interest expense	(4,860)	(4,794)	(4,945)	(5,080)	(4,949)
Pre-provision earnings(9)	$4,506	$4,218	$3,958	$3,960	$3,856
Tangible Common Equity (Period-End)
Stockholders’ equity	$53,668	$54,559	$54,653	$52,582	$50,861
Goodwill and other intangible assets(10)	(15,308)	(15,356)	(15,098)	(14,902)	(14,932)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$33,515	$34,358	$34,710	$32,835	$31,084
Tangible Common Equity (Average)
Stockholders’ equity	$55,012	$55,357	$54,773	$52,439	$54,541
Goodwill and other intangible assets(10)	(15,348)	(15,187)	(14,984)	(14,926)	(14,916)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$34,819	$35,325	$34,944	$32,668	$34,780
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,705	$1,351	$887	$1,161	$1,616
Tangible common equity (Average)	34,819	35,325	34,944	32,668	34,780
Return on tangible common equity(11)(12)	19.59%	15.30%	10.15%	14.22%	18.59%
Tangible Assets (Period-End)
Total assets	$471,435	$467,800	$471,660	$455,249	$444,232
Goodwill and other intangible assets(10)	(15,308)	(15,356)	(15,098)	(14,902)	(14,932)
Tangible assets(11)	$456,127	$452,444	$456,562	$440,347	$429,300

	2023	2023	2023	2022	2022
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Assets (Average)
Total assets	$469,860	$466,652	$462,324	$449,659	$447,088
Goodwill and other intangible assets(10)	(15,348)	(15,187)	(14,984)	(14,926)	(14,916)
Tangible assets(11)	$454,512	$451,465	$447,340	$434,733	$432,172
Return on Tangible Assets (Average)
Net income	$1,790	$1,431	$960	$1,232	$1,694
Tangible Assets (Average)	454,512	451,465	447,340	434,733	432,172
Return on tangible assets(11)(13)	1.58%	1.27%	0.86%	1.13%	1.57%
TCE Ratio
Tangible common equity (Period-end)	$33,515	$34,358	$34,710	$32,835	$31,084
Tangible Assets (Period-end)	456,127	452,444	456,562	440,347	429,300
TCE Ratio(11)	7.3%	7.6%	7.6%	7.5%	7.2%
Tangible Book Value per Share
Tangible common equity (Period-end)	$33,515	$34,358	$34,710	$32,835	$31,084
Outstanding Common Shares	381.0	381.4	382.0	381.3	382.0
Tangible book value per common share(11)	$87.97	$90.07	$90.86	$86.11	$81.38
__________
(1)Regulatory capital metrics and capital ratios as of September 30, 2023 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.